                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

 PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

Filed by the Registrant / /

Filed by a Party other than the Registrant /X/

Check the appropriate box:

      / /   Preliminary Proxy Statement

      / /   Confidential, for Use of the Commission Only (as permitted by
            Rule 14a-6(e)(2))

      / /   Definitive Proxy Statement

      / /   Definitive Additional Materials

      /X/   Soliciting Material Under Rule 14a-12

                           STRATOS INTERNATIONAL, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                             STEEL PARTNERS II, L.P.
                             STEEL PARTNERS, L.L.C.
                             WARREN G. LICHTENSTEIN
                               JAMES R. HENDERSON
                                 JOHN J. QUICKE
                               HUGH F. CULVERHOUSE
                                 EUGENE I. DAVIS
                                HOWARD M. LEITNER
--------------------------------------------------------------------------------
    (Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

         Payment of Filing Fee (Check the appropriate box):

      /X/   No fee required.

      / /   Fee computed on table below per Exchange Act Rules  14a-6(i)(1)  and
            0-11.

(1) Title of each class of securities to which transaction applies:

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(2) Aggregate number of securities to which transaction applies:

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(3) Per unit price or other underlying value of transaction computed pursuant to
    Exchange  Act Rule 0-11 (set  forth the  amount on which the  filing  fee is calculated and state how it was determined):

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(4) Proposed maximum aggregate value of transaction:

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(5) Total fee paid:

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      / /   Fee paid previously with preliminary materials:

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      / /   Check box if any part of the fee is offset as  provided  by Exchange
Act Rule  0-11(a)(2)  and identify the filing for which the  offsetting  fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

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(2) Form, Schedule or Registration Statement No.:

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(3) Filing Party:

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(4) Date Filed:

                                      -2-

      Steel Partners II, L.P.  ("Steel"),  together with the other  participants named  herein,  is filing  materials  contained  in this  Schedule  14A with the
Securities and Exchange  Commission  ("SEC") in connection with the solicitation of proxies  for the  election of its five  director  nominees at the 2006 annual meeting of shareholders  (the "Annual Meeting") of Stratos  International,  Inc.
(the  "Company").  Steel has not yet filed a proxy  statement  with the SEC with regard to the Annual Meeting.

      Item  1: On June  9,  2006,  Steel  issued  the  following  press  release announcing  Steel's  all-cash offer to acquire all the shares of Common Stock of the Company in a negotiated transaction.

        STEEL PARTNERS SUBMITS PROPOSAL TO ACQUIRE STRATOS INTERNATIONAL

          NOMINATES FIVE CANDIDATES FOR ELECTION TO BOARD OF DIRECTORS

NEW YORK,  June 9 -- Steel Partners II, L.P.  announced today that it has sent a letter to the President and Chief  Executive  Officer of Stratos  International,
Inc.  (Nasdaq:  STLW) stating its willingness to acquire all of the common stock of Stratos it does not already own for $7.50 per share in cash.  Steel  Partners currently owns  approximately  15% of the  outstanding  Common Stock of Stratos, which is headquartered in Chicago, Illinois.

"We believe we have  exhausted  all our efforts to  privately  discuss  with the
Board of Directors a value enhancing  transaction in any meaningful way," Warren
G.  Lichtenstein,  Managing Member of Steel Partners,  stated in the letter. "We believe this all-cash offer will provide shareholders immediate liquidity and an immediate  opportunity to maximize their investment in the Company.  We urge the
Board to allow the  Company's  shareholders  to have the  opportunity  to decide whether to accept our proposal."

At the same time,  Steel Partners  notified Stratos of its intention to nominate five candidates, James R. Henderson, John J. Quicke, Hugh F. Culverhouse, Eugene
I.  Davis and Howard M.  Leitner,  for  election  to the Board of  Directors  of
Stratos at the 2006 annual meeting of shareholders.

Full text of the tender proposal letter follows:

                                  June 8, 2006

Mr. Phillip A. Harris
President and Chief Executive Officer
Stratos International, Inc.
7444 West Wilson Avenue
Chicago, Illinois 60706

Dear Mr. Harris:

Steel  Partners II, L.P. is the  beneficial  owner of  approximately  15% of the outstanding  Common  Stock of  Stratos  International,  Inc.  ("Stratos"  or the
"Company").  We have been a long term  shareholder of Stratos  having  commenced purchasing shares as early as January 2005.

As you know, we have had numerous meetings and discussions regarding Stratos and have commended  management for the progress it has made toward reducing  losses, settling litigation and rationalizing assets.  Additionally,  in August 2005, we discussed  with  management  our desire to increase  our position in the Company with the  Board's  approval  since it would not be possible  without  triggering
Stratos'  shareholder rights plan and the "business  combination"  statute under
Section 203 of the  Delaware  General  Corporation  Act.  The Board of Directors
ultimately  denied our request to  increase  our  ownership  position in Stratos without triggering these  anti-takeover  provisions.  As a result of the Board's

                                      -3-

unwillingness  to allow us to increase our stake in the Company,  we  thereafter expressed  our  willingness  to the  Stratos  Board to enter  into a  negotiated transaction  with the Company that we believed  would have created value for all the shareholders. Again, the Board of Directors rejected our proposal.

We believe we have exhausted all our efforts to privately discuss with the Board of Directors a value enhancing  transaction in any meaningful way.  Accordingly,
Steel Partners II, L.P.  publicly sets forth its willingness to offer to acquire all of the common stock of Stratos it does not already  own,  through one of its affiliates or other appropriate  acquisition entity by merger or otherwise,  for
$7.50 per share in cash (the "Transaction").  Our proposal is not subject to any financing contingency.  This represents a substantial 23% premium to the current market  price of $6.09 per share.  We believe this  all-cash  offer will provide shareholders  immediate liquidity and an immediate opportunity to maximize their investment in the Company. We urge the Board to allow the Company's shareholders to have the opportunity to decide whether to accept our proposal.

We propose that the  Transaction  be  accomplished  through a definitive  tender offer/merger agreement. Our proposal is conditioned upon satisfactory completion of due diligence  typical for a transaction of this type (our  familiarity  with the Company  should  enable us to complete  all  required  due  diligence  on an expedited basis), obtaining all necessary consents and approvals,  waiver of any
Company  anti-takeover  provisions  including the Company's  shareholder  rights plan, other customary conditions for a transaction of this type and size and the execution  of a  definitive  agreement.  We are  prepared  to  commence  our due diligence  immediately.  We believe the Company's poison pill should be promptly redeemed  in  order  to allow us to  proceed  with a tender  offer  and give the shareholders  the opportunity to tender their shares.  To the extent shares held by the  Company's  benefit  plans  can  only  be  tendered  by the  trustees  or administrators of such plans, we believe the Company should voluntarily give the beneficial owners of the shares the right to tender their shares.

If as a  result  of our due  diligence  we find  evidence  of  additional  value inherent in the Company  based on operating  results or  otherwise,  we would be willing to upwardly adjust the offer price to reflect such additional  value. We invite the Board to share with us any  documentation  in the Board's  possession which it believes  reflects  additional  value in the shares that it believes is not already known to us.

We stand ready to meet with the Board of Directors  and its  representatives  as soon as possible. We are simultaneously notifying the Corporate Secretary of the
Company of our intent to nominate five  individuals for election to the Board at the 2006 annual meeting of  shareholders,  a copy of which is attached.  We look forward  to an  expedited  transaction  that we  believe  will be a win-win  for everyone involved. Please call me at (212) 520-2300 to discuss.

                                                Very truly yours,

                                                STEEL PARTNERS II, L.P.

                                                By: Steel Partners, L.L.C.
                                                    General Partner

                                                By: /s/ Warren G. Lichtenstein
                                                    --------------------------
                                                    Name: Warren G. Lichtenstein
                                                    Title:  Managing Member

                                      -4-

      Item 2: On June 8,  2006,  Steel  delivered  the  following  letter to the
Company  notifying the Company of Steel's intent to nominate five candidates for election to the Company's Board of Directors at the Annual Meeting.

                             STEEL PARTNERS II, L.P.
                         590 MADISON AVENUE, 32ND FLOOR
                            NEW YORK, NEW YORK 10022

                                                                    June 8, 2006

VIA FACSIMILE AND COURIER

Stratos International, Inc.
7444 West Wilson Avenue
Chicago, Illinois 60706
Attn:  Corporate Secretary

      Re:   NOTICE  OF  INTENTION  TO  NOMINATE   INDIVIDUALS  FOR  ELECTION  AS
            DIRECTORS  AT THE 2006  ANNUAL  MEETING OF  STOCKHOLDERS  OF STRATOS
            INTERNATIONAL, INC.

Dear Sir:

      This letter  shall serve to satisfy the  advance  notice  requirements  of
Article I,  Section 1.3 of the Amended and  Restated  Bylaws (the  "Bylaws")  of
Stratos  International,  Inc. ("Stratos") as to the nomination by Steel Partners
II, L.P., a Delaware  limited  partnership  ("Steel"),  of five (5) nominees for election to the Board of Directors of Stratos (the "Stratos  Board") at the 2006
annual meeting of stockholders of Stratos,  or any other meeting of stockholders held in lieu thereof,  and any  adjournments,  postponements,  reschedulings  or continuations thereof (the "Annual Meeting").

      This letter and the Exhibit attached hereto are  collectively  referred to as the "Notice."  Steel is the  beneficial  owner of 2,183,650  shares of common stock, $0.01 par value per share (the "Common Stock"), of Stratos,  1,000 shares of which  are held of  record  by  Steel.  Through  this  Notice,  Steel  hereby nominates and notifies you of its intent to nominate James R. Henderson, John J.
Quicke,  Hugh F. Culverhouse,  Eugene I. Davis and Howard M. Leitner as nominees
(the "Nominees") to be elected to the Stratos Board at the Annual Meeting. Steel believes  that the terms of the seven (7)  directors  currently  serving  on the
Stratos Board expire at the Annual Meeting. To the extent there are in excess of seven (7)  vacancies on the Stratos Board to be filled by election at the Annual
Meeting or Stratos  increases  the size of the Stratos  Board above its existing size, Steel reserves the right to nominate  additional nominees to be elected to the Stratos Board at the Annual Meeting. Additional nominations made pursuant to the preceding  sentence are without  prejudice to the position of Steel that any attempt to increase  the size of the current  Stratos  Board or to classify  the
Stratos  Board  constitutes  an  unlawful  manipulation  of  Stratos'  corporate machinery. If this Notice shall be deemed for any reason by a court of competent jurisdiction  to be  ineffective  with respect to the  nomination  of any of the
Nominees at the Annual Meeting,  or if any individual Nominee shall be unable to serve for any reason, this Notice shall continue to be effective with respect to the remaining Nominee(s) and as to any replacement Nominee(s) selected by Steel.

      The information  concerning Steel and the Nominees  required by Article I,
Section 1.3 of the Stratos Bylaws is set forth below:

                                      -5-

      (i)   NAME AND ADDRESS OF THE STOCKHOLDER  GIVING THE NOTICE,  AS BELIEVED
            TO APPEAR ON STRATOS' BOOKS:

            Name                                       Address
            ----                                       -------

            STEEL PARTNERS II LIMITED PARTNERSHIP      590 MADISON AVENUE, 32ND FLOOR
                                                       NEW YORK, NY 10022

      (ii)  CLASS AND  NUMBER OF SHARES OF STRATOS  THAT ARE OWNED  BENEFICIALLY
            AND OF RECORD BY THE STOCKHOLDER GIVING THE NOTICE:

            Name                      Beneficial Ownership               Shares of Record
            ----                      --------------------               ----------------
            Steel Partners II, L.P.   2,183,650 shares of Common Stock   1,000 shares of Common Stock

      (iii) WHETHER THE STOCKHOLDER GIVING THE NOTICE INTENDS TO DELIVER A PROXY
            STATEMENT  AND FORM OF PROXY TO A  SUFFICIENT  NUMBER OF  HOLDERS OF
            STRATOS' VOTING SHARES TO ELECT THE NOMINEES:

            Steel  intends to deliver a proxy  statement  and form of proxy to a sufficient  number of holders of Stratos' voting shares to elect the
            Nominees prior to the Annual Meeting.

      (iv)  INFORMATION  RELATING  TO  THE  NOMINEES  THAT  IS  REQUIRED  TO  BE
            DISCLOSED IN  SOLICITATIONS  OF PROXIES FOR ELECTION OF THE NOMINEES
            AS  DIRECTORS  PURSUANT  TO  REGULATION  14A  UNDER  THE  SECURITIES
            EXCHANGE ACT OF 1934, AS AMENDED:

            JAMES R.  HENDERSON (AGE 48) has served as a Vice President of Steel
            Partners,  Ltd.  ("SPL"),  a management  and  advisory  company that provides  management  services to Steel,  and its predecessor  since
            August 1999. He has served as a director and Chief Executive Officer
            of  WebFinancial  Corporation   ("WebFinancial"),   a  consumer  and
            commercial lender, since June 2005, as President and Chief Operating
            Officer  of  WebFinancial  since  November  2003,  and was the  Vice
            President of Operations  from September 2000 through  December 2003.
            He has also  served  as a  director  of the  WebBank  subsidiary  of
            WebFinancial,  an  FDIC  insured,  State  of  Utah  Industrial  Loan
            Corporation  since March 2000,  Acting  Chief  Executive  Officer of
            WebBank from November 2004 until May 2005 and as Chairman of WebBank since  November 2004. He has served as a director of BNS Co., a real estate  management  company,  since June 2004 and as a director  and
            Chairman  of  Del  Global   Technologies   Corp.,   a  designer  and
            manufacturer  of  medical  imaging  and  diagnostic  systems,  since
            November 2003 and May 2005, respectively. He served as a director of
            ECC   International   Corp.,   a   manufacturer   and   marketer  of
            computer-controlled  simulators  for  training  personnel to perform

                                      -6-

            maintenance  and  operator  procedures  on  military  weapons,  from
            December  1999 to  September  2003  and as  acting  Chief  Executive
            Officer from July 2002 to March 2003. He has served as a director of
            SL Industries, Inc., a designer and producer of proprietary advanced systems and equipment for the power and data quality industry, since
            January  2002.  Mr.  Henderson  has served as  President  of Gateway
            Industries,  Inc., a provider of database  development  and web site design and development  services,  since December 2001. From January
            2001 to August 2001,  he served as  President  of MDM  Technologies,
            Inc., a direct mail and marketing  company.  The business address of
            Mr.  Henderson is c/o Steel Partners II, L.P.,  590 Madison  Avenue,
            32nd  Floor,  New  York,  New York  10022.  Mr.  Henderson  does not beneficially  own, and has not purchased or sold during the past two years, any securities of Stratos.

            JOHN J. QUICKE (AGE 56) has served as a Vice  President of SPL since
            September  2005.  Mr.  Quicke has served as Chairman,  President and
            Chief Executive Officer of NOVT  Corporation,  a former developer of advanced medical treatments for coronary and vascular disease, since
            April 2006. Mr. Quicke has served as a director of WHX  Corporation, a  diversified  industrial  company,  since  July 2005 and as a Vice
            President since October 2005. He served as a director, President and
            Chief  Operating   Officer  of  Sequa   Corporation   ("Sequa"),   a
            diversified  industrial  company,  from 1993 to March 2004, and Vice
            Chairman  and  Executive  Officer  of Sequa from March 2004 to March
            2005. As Vice Chairman and  Executive  Officer of Sequa,  Mr. Quicke
            was  responsible  for  the  Automotive,   Metal  Coating,  Specialty
            Chemicals, Industrial Machinery and Other Product operating segments of  the  company.  From  March  2005  to  August  2005,  Mr.  Quicke occasionally  served as a  consultant  to Steel and  explored  other business  opportunities.  The business  address of Mr. Quicke is c/o
            Steel Partners II, L.P., 590 Madison Avenue,  32nd Floor,  New York,
            New York 10022.  Mr. Quicke does not  beneficially  own, and has not purchased  or sold  during the past two  years,  any  securities  of
            Stratos.

            HUGH F.  CULVERHOUSE (AGE 56) is the owner of Palmer Ranch Holdings,
            Ltd.,  a Florida  real  estate  investor.  Mr.  Culverhouse  is also presently the principal of  Culverhouse  Limited  Partnership  which invests in real estate,  securities  and hedge  funds.  From 1997 to
            2001, he served as Head Trustee for Hugh F. Culverhouse Trust, which is comprised of land holdings,  orange  groves,  utilities and other businesses.  From 1979 to 1999, Mr.  Culverhouse  was an attorney in private  practice.  Prior to such  time,  he was an  Assistant  U.S.
            Attorney with the U.S. Justice  Department and a Trial Attorney with the Securities and Exchange Commission.  The business address of Mr.
            Culverhouse is SBS Tower,  Suite PH 1-C, 2601 South Bayshore  Drive,
            Miami, Florida 33133. Mr. Culverhouse does not beneficially own, and has not purchased or sold during the past two years,  any securities of Stratos.

            EUGENE  I.  DAVIS  (AGE 51) has  served  as the  Chairman  and Chief
            Executive Officer of PIRINATE Consulting Group, L.L.C. ("PIRINATE"),
            a consulting firm  specializing in turn-around  management,  mergers and acquisitions and strategic  planning  advisory  services,  since

                                      -7-

            1999.(1)  He served as Chief  Operating  Officer  of  Total-Tel  USA
            Communications,  Inc.,  an integrated  telecommunications  provider, from 1998 to 1999. Mr. Davis served in various capacities  including as director,  Executive Vice President,  President and Vice Chairman
            of Emerson  Radio  Corp.,  a  distributor  of  consumer  electronics products,  from  1990 to  1997.  He  served  in  various  capacities including as a director,  Chief Executive  Officer and Vice Chairman of Sports Supply Chain,  Inc., a distributor  of sporting  goods and athletic equipment, from 1996 to 1997. Prior to such time, Mr. Davis was an attorney in private  practice.  Mr. Davis currently serves as
            Chairman of the Board of Directors for Atlas Air Worldwide Holdings,
            Inc.  and  as a  director  for  Knology  Broadband,  Inc.,  American
            Commercial Lines, Inc.,  Footstar Inc., Granite  Broadcasting Corp.,
            PRG Shultz  International,  Inc. and Viskase Companies Inc. (Viskase
            has been sold and Mr. Davis will not be a director of the  successor company).  The  business  address  of  Mr.  Davis  is  c/o  PIRINATE
            Consulting  Group,  L.L.C.,  5 Canoe Brook  Drive,  Livingston,  New
            Jersey  07038.  Mr.  Davis does not  beneficially  own,  and has not purchased  or sold  during the past two  years,  any  securities  of
            Stratos.

            HOWARD M. LEITNER (AGE 65) served as Senior Vice President,  Finance of Sequa from November  1999 to January 2006.  From 1980 to 1999, he served in various capacities including President and Chief Financial
            Officer of Chock  Full O' Nuts  Corporation,  a marketer  of coffee.
            From 1977 to 1980,  Mr.  Leitner was a Senior Audit Manager with the accounting  firm of Ernst &  Young.  From  1963 to  1977,  he was an accountant  with SD  Leidesdorf & Co., an  accounting  firm that was acquired by Ernst & Young.  Mr.  Leitner is  presently  retired from active  employment.  His principal  address is 316 Cliffside  Drive,
            Torrington,  Connecticut  06790.  Mr. Leitner does not  beneficially own, and has not  purchased  or sold during the past two years,  any securities of Stratos.

            On  June  8,  2006,  Steel,  Steel  Partners,   L.L.C.,   Warren  G.
            Lichtenstein,   James  R.  Henderson,   John  J.  Quicke,   Hugh  F.
            Culverhouse,  Eugene I. Davis and Howard M.  Leitner  (collectively, the "Group") entered into a Joint Filing and Solicitation  Agreement in which,  among other things,  (i) the parties  agreed to the joint filing on behalf of each of them of  statements on Schedule 13D with respect to the  securities  of Stratos,  (ii) the parties  agreed to solicit  proxies  or  written  consents  for  the  election  of  the
            Nominees,  or any other person(s) nominated by Steel, to the Stratos
            Board at the Annual  Meeting  (the  "Solicitation")  and (iii) Steel
            agreed to bear all expenses  incurred in connection with the Group's activities,  including  approved  expenses  incurred  by  any of the parties  in  connection  with the  Solicitation,  subject to certain

----------------
(1) During the past five years,  serving as a consultant  with PIRINATE has been
Mr. Davis' principal occupation.  In his capacity as a consultant with PIRINATE,
Mr. Davis has served during the past five years as a director, executive officer and/or liquidator of various companies, especially distressed companies involved in  bankruptcy  proceedings.  During  this time,  a petition  under the  federal bankruptcy  laws or any  state  insolvency  law was  filed by or  against,  or a receiver,  fiscal  agent or similar  officer  was  appointed  by a court for the business or property of Emerson Radio Corp. and RBX  Industries,  Inc.,  both of which Mr. Davis  served as an executive  officer in his capacity as a crisis and turn-around consultant with PIRINATE.

                                      -8-

            limitations.  Steel  has  executed  or  intends  to  execute  letter agreements  pursuant to which Steel agrees to indemnify the Nominees against  claims  arising  from  the  Solicitation  and  any  related transactions.

            Other  than  as  stated  herein,   there  are  no   arrangements  or
            understandings between Steel and each Nominee or any other person or persons pursuant to which the nominations described herein are to be made,  other than the  consents  by the  Nominees  to being named in
            Steel's  proxy  statement  as nominees  and to serve as directors of
            Stratos if elected as such at the Annual Meeting, attached hereto as
            Exhibit A. Reference is made to the Schedule 13D, as amended,  filed and to be filed with the Securities and Exchange Commission by Steel with respect to Stratos for additional  information  regarding Steel and the members of its group.

            Except as set forth in this Notice  (including the Exhibit  hereto),
            (i) during the past 10 years,  no Nominee  has been  convicted  in a
            criminal   proceeding   (excluding  traffic  violations  or  similar
            misdemeanors);  (ii) no Nominee directly or indirectly  beneficially owns any securities of Stratos; (iii) no Nominee owns any securities of Stratos which are owned of record but not  beneficially;  (iv) no
            Nominee has purchased or sold any  securities of Stratos  during the past two years; (v) no part of the purchase price or market value of the  securities  of Stratos owned by any Nominee is  represented  by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) no Nominee is, or within the past year was, a party to any contract,  arrangements or  understandings  with any person with respect to any securities of Stratos, including, but not limited to, joint ventures, loan or option arrangements, puts or calls,  guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (vii) no associate of any Nominee owns beneficially,  directly or indirectly, any  securities  of Stratos;  (viii) no Nominee  owns  beneficially, directly or  indirectly,  any securities of any parent or subsidiary of Stratos;  (ix) no Nominee or any of his associates was a party to any  transaction,  or  series  of  similar  transactions,  since the beginning  of  Stratos'  last  fiscal  year,  or is a  party  to any currently proposed  transaction,  or series of similar transactions, to which Stratos or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $60,000;  and (x) no Nominee or any of his associates has any arrangement or understanding  with any person  with  respect  to any  future  employment  by Stratos or its affiliates,  or with  respect  to any future  transactions  to which
            Stratos or any of its affiliates will or may be a party.

            A representative of Steel intends to appear in person or by proxy at the Annual Meeting to nominate the persons  specified in this Notice for election to the Stratos Board.

            Each of the Nominees has  consented to be named as a nominee in this
            Notice,  to be named as a nominee  in any proxy  statement  filed by
            Steel in connection with the Solicitation and to serve as a director of Stratos,  if so elected.  Such  consents are  attached  hereto as
            Exhibit A.

                                      -9-

      Please address any  correspondence to Steel Partners II, L.P.,  Attention:
Warren Lichtenstein,  telephone (212) 520-2300, facsimile (212) 520-2301 (with a copy to our counsel, Olshan Grundman Frome Rosenzweig & Wolosky LLP, Park Avenue
Tower, 65 East 55th Street, New York, New York 10022, Attention: Steven Wolosky,
Esq.,  telephone (212) 451-2333,  facsimile (212) 451-2222).  The giving of this
Notice  is not an  admission  that any  procedures  for  notice  concerning  the nomination  of directors to the Stratos Board are legal,  valid or binding,  and
Steel reserves the right to challenge their validity.

                                                Very truly yours,

                                                STEEL PARTNERS II, L.P.

                                                By: Steel Partners, L.L.C.,
                                                    General Partner

                                                By: /s/ Warren G. Lichtenstein
                                                    ----------------------------
                                                    Name: Warren G. Lichtenstein
                                                    Title: Managing Member

                                      -10-

                                    EXHIBIT A

                                NOMINEE CONSENTS

                                      -11-

                               JAMES R. HENDERSON
                           C/O STEEL PARTNERS II, L.P.
                         590 MADISON AVENUE, 32ND FLOOR
                            NEW YORK, NEW YORK 10022

                                                                    May 31, 2006

Stratos International, Inc.
7444 West Wilson Avenue
Chicago, Illinois 60706
Attn:  Corporate Secretary

Dear Sir:

      You are hereby notified that the  undersigned  consents to (i) being named as a nominee in the notice provided by Steel Partners II, L.P.  ("Steel") of its intention to nominate the  undersigned  as a director of Stratos  International,
Inc.  ("Stratos")  at the 2006  annual  meeting  of  stockholders,  or any other
meeting  of   stockholders   held  in  lieu  thereof,   and  any   adjournments,
postponements,  reschedulings or continuations  thereof (the "Annual  Meeting"),
(ii)  being  named  as a  nominee  in any  proxy  statement  filed  by  Steel in connection with the  solicitation of proxies or written consents for election of the  undersigned  at the Annual  Meeting,  and (iii)  serving  as a director  of
Stratos if elected at the Annual Meeting.

                                                    Very truly yours,

                                                    /s/ James R. Henderson

                                                    James R. Henderson

                                      -12-

                                 JOHN J. QUICKE
                           C/O STEEL PARTNERS II, L.P.
                         590 MADISON AVENUE, 32ND FLOOR
                            NEW YORK, NEW YORK 10022

                                                                    May 30, 2006

Stratos International, Inc.
7444 West Wilson Avenue
Chicago, Illinois 60706
Attn:  Corporate Secretary

Dear Sir:

      You are hereby notified that the  undersigned  consents to (i) being named as a nominee in the notice provided by Steel Partners II, L.P.  ("Steel") of its intention to nominate the  undersigned  as a director of Stratos  International,
Inc.  ("Stratos")  at the 2006  annual  meeting  of  stockholders,  or any other
meeting  of   stockholders   held  in  lieu  thereof,   and  any   adjournments,
postponements,  reschedulings or continuations  thereof (the "Annual  Meeting"),
(ii)  being  named  as a  nominee  in any  proxy  statement  filed  by  Steel in connection with the  solicitation of proxies or written consents for election of the  undersigned  at the Annual  Meeting,  and (iii)  serving  as a director  of
Stratos if elected at the Annual Meeting.

                                                Very truly yours,

                                                /s/ John J. Quicke

                                                John J. Quicke

                                      -13-

                               HUGH F. CULVERHOUSE
                             SBS TOWER, SUITE PH 1-C
                            2601 SOUTH BAYSHORE DRIVE
                              MIAMI, FLORIDA 33133

                                                                    June 8, 2006

Stratos International, Inc.
7444 West Wilson Avenue
Chicago, Illinois 60706
Attn:  Corporate Secretary

Dear Sir:

      You are hereby notified that the  undersigned  consents to (i) being named as a nominee in the notice provided by Steel Partners II, L.P.  ("Steel") of its intention to nominate the  undersigned  as a director of Stratos  International,
Inc.  ("Stratos")  at the 2006  annual  meeting  of  stockholders,  or any other
meeting  of   stockholders   held  in  lieu  thereof,   and  any   adjournments,
postponements,  reschedulings or continuations  thereof (the "Annual  Meeting"),
(ii)  being  named  as a  nominee  in any  proxy  statement  filed  by  Steel in connection with the  solicitation of proxies or written consents for election of the  undersigned  at the Annual  Meeting,  and (iii)  serving  as a director  of
Stratos if elected at the Annual Meeting.

                                                Very truly yours,

                                                /s/ Hugh F. Culverhouse

                                                Hugh F. Culverhouse

                                      -14-

                                 EUGENE I. DAVIS
                       C/O PIRINATE CONSULTING GROUP, LLC
                               5 CANOE BROOK DRIVE
                          LIVINGSTON, NEW JERSEY 07039

                                                                    May 31, 2006

Stratos International, Inc.
7444 West Wilson Avenue
Chicago, Illinois 60706
Attn:  Corporate Secretary

Dear Sir:

      You are hereby notified that the  undersigned  consents to (i) being named as a nominee in the notice provided by Steel Partners II, L.P.  ("Steel") of its intention to nominate the  undersigned  as a director of Stratos  International,
Inc.  ("Stratos")  at the 2006  annual  meeting  of  stockholders,  or any other
meeting  of   stockholders   held  in  lieu  thereof,   and  any   adjournments,
postponements,  reschedulings or continuations  thereof (the "Annual  Meeting"),
(ii)  being  named  as a  nominee  in any  proxy  statement  filed  by  Steel in connection with the  solicitation of proxies or written consents for election of the  undersigned  at the Annual  Meeting,  and (iii)  serving  as a director  of
Stratos if elected at the Annual Meeting.

                                                Very truly yours,

                                                /s/ Eugene I. Davis

                                                Eugene I. Davis

                                      -15-

                                HOWARD M. LEITNER
                               316 CLIFFSIDE DRIVE
                          TORRINGTON, CONNECTICUT 06790

                                                                    June 6, 2006

Stratos International, Inc.
7444 West Wilson Avenue
Chicago, Illinois 60706
Attn:  Corporate Secretary

Dear Sir:

      You are hereby notified that the  undersigned  consents to (i) being named as a nominee in the notice provided by Steel Partners II, L.P.  ("Steel") of its intention to nominate the  undersigned  as a director of Stratos  International,
Inc.  ("Stratos")  at the 2006  annual  meeting  of  stockholders,  or any other
meeting  of   stockholders   held  in  lieu  thereof,   and  any   adjournments,
postponements,  reschedulings or continuations  thereof (the "Annual  Meeting"),
(ii)  being  named  as a  nominee  in any  proxy  statement  filed  by  Steel in connection with the  solicitation of proxies or written consents for election of the  undersigned  at the Annual  Meeting,  and (iii)  serving  as a director  of
Stratos if elected at the Annual Meeting.

                                                Very truly yours,

                                                /s/ Howard M. Leitner

                                                Howard M. Leitner

                                      -16-

                   CERTAIN INFORMATION CONCERNING PARTICIPANTS

Steel Partners II, L.P. ("Steel Partners"), together with the other Participants
(as defined below),  intend to make a preliminary filing with the Securities and
Exchange  Commission ("SEC") of a proxy statement and accompanying proxy card to be used to solicit  votes for the election of its slate of director  nominees at the 2006  annual  meeting of  shareholders  of Stratos  International,  Inc.,  a
Delaware corporation (the "Company").

STEEL  PARTNERS  STRONGLY  ADVISES ALL  SHAREHOLDERS  OF THE COMPANY TO READ THE
PROXY  STATEMENT  WHEN  IT  IS  AVAILABLE  BECAUSE  IT  WILL  CONTAIN  IMPORTANT
INFORMATION.  SUCH PROXY  STATEMENT  WILL BE AVAILABLE AT NO CHARGE ON THE SEC'S
WEB  SITE  AT   HTTP://WWW.SEC.GOV.   IN  ADDITION,   THE  PARTICIPANTS  IN  THE
SOLICITATION  WILL PROVIDE  COPIES OF THE PROXY  STATEMENT  WITHOUT  CHARGE UPON
REQUEST.  REQUESTS  FOR COPIES  SHOULD BE  DIRECTED TO THE  PARTICIPANTS'  PROXY
SOLICITOR, MORROW & CO., INC., AT ITS TOLL-FREE NUMBER: (800) 662-5200.

The participants in the proxy solicitation are anticipated to be Steel Partners,
Steel Partners,  L.L.C.  ("Partners LLC"),  James R. Henderson,  John J. Quicke,
Hugh F. Culverhouse,  Eugene I. Davis and Howard M. Leitner  (collectively,  the
"Participants").  As of the close of  business on June 8, 2006,  Steel  Partners beneficially  owned  2,183,650  shares  of  common  stock  of the  Company  (the
"Shares"),  constituting  approximately  15% of the Shares  outstanding.  As the general  partner of Steel  Partners,  Partners LLC may be deemed to beneficially own the 2,183,650 Shares owned by Steel Partners, constituting approximately 15%
of the Shares outstanding.  As the sole executive officer and managing member of
Partners  LLC,  which in turn is the  general  partner  of Steel  Partners,  Mr.
Lichtenstein  may be deemed to  beneficially  own the 2,183,650  Shares owned by
Steel Partners,  constituting  approximately 15% of the Shares outstanding.  Mr.
Lichtenstein has sole voting and dispositive power with respect to the 2,183,650
Shares owned by Steel Partners by virtue of his authority to vote and dispose of such  Shares.  Currently,  Messrs.  Henderson,  Quicke,  Culverhouse,  Davis and
Leitner do not beneficially own any Shares.

                                      -17-